November 3, 2008

EMCORE Corporation
AeA Financial Conference
November 3-4, 2008 - San Diego, CA
Hong Q. Hou, Chief Executive Officer
John M. Markovich, Chief Financial Officer
Reuben F. Richards, Jr., Executive Chairman

EMCORE PROPRIETARY INFORMATION
Statements in this presentation which are not historical facts, and the assumptions underlying such statements, constitute "forward-looking statements" and assumptions underlying "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of
the Securities Exchange Act of 1934 including, but are not limited to, (a)
statements regarding future product introductions and performance metrics,
(b) statements regarding 2008 and other future financial performance, (c)
statements regarding future development and growth in the Company’s markets, and (d) statements regarding projected benefits of the Intel acquisition. and involve a number of risks and uncertainties, including whether such product introductions will be successful and whether such performance will be achieved, and whether such developments and growth will occur. Readers should also review the risk factors set forth in EMCORE's
Annual Report on Form 10-K for the fiscal year ended September 30, 2007.
These forward-looking statements are made as of the date hereof, and
EMCORE does not assume any obligation to update these statements.
“Safe Harbor” Statement

3
EMCORE PROPRIETARY INFORMATION

EMCORE’s Business Units
Global Communications and Power at the Speed of Light
Fiber Optic Components &
Systems for Broadband, 10G
Ethernet, Datacom & Telecom
DataCom Component
Telecom Component
10 GE TRx (LX4, CX4)
Parallel Optical TRx
Fiber Optics
Broadband (EBB)
CATV Tx/Rx
FTTx Tx, PON TRx
RF over fiber links
Fiber-optic gyro
Video Transport
Space and Terrestrial
Solar Power Based on
Multi-Junction Solar Cells
Photovoltaics
Solar Power (EPV)
Space Solar Cells
Space Solar Panels
CPV Solar Cells
Emcore Solar
Power (ESP)
Solar Power System
Based on CPV Cells

EMCORE PROPRIETARY INFORMATION
Photovoltaics Division

EMCORE PROPRIETARY INFORMATION
Silicon Response Range Limit
Leading III-V Solar Cell Technology
Replacing Silicon Based Applications
▪ EMCORE’s Technology Employs
 Three Compound Semiconductor
 Solar Cells in Series
 ▪ Each cell is tuned to absorb a
 different color of light
▪ By Converting More Sunlight into
 Electricity, EMCORE’s Solar Cells
 Operate at Higher Efficiency
▪ III-V Multi-Junction Technology
 Improvements Promise Still Higher
 Future Performance

EMCORE PROPRIETARY INFORMATION
Solar Flux
Lens
Solar Cell
Receiver
1x
1,000x
Utilizes advanced solar cells to provide the most cost effective solution
Seven 5” Silicon Cells
One 1 cm2 Triple
Junction CPV
Produces As Much
Power As
Terrestrial Application of Triple Junction
Solar Cell with Concentrator
▪ Lens concentrates solar flux from 500 to 1,000
 times normal irradiance
▪ Area of solar cell is then reduced by a factor of
 500 to 1,000 compared to a full coverage
▪ Conversion efficiency improves under
 concentrated illumination
 ▪ 38% cell efficiency in production
 ▪ 40% cell efficiency recently achieved

▪           Comparison of Solar Module Technologies ▪ ▪           Crystalline Si: Conversion efficiency of 12-15% at module level ▪                      Pros:            ♦ Predominant technology ♦ Most versatile for all applications ▪                      Cons:            ♦ Si shortage (at least until late 2008) ♦ Relatively high price: ~$3.5-3.8/W ▪                      Thin Film: Conversion efficiency of 5-10% at module level ▪           Pros:            ♦ Most cost effective ~$2/W ♦ Easy to scale up in production ▪Cons: ♦ Low efficiency of surface area/land use ♦ Environmental concerns with some materials (Cadmium Telluride) ▪Concentrator Photovoltaics (CPV): efficiency of 25-30% at module level ▪Pros: ♦ More cost effective: ~$3.6/W now and <$2/W in 3 years ♦ Most efficient land use – more power generated per area ♦ Less equipment and material requirement for production scale up ▪Cons: ♦ Suitable for commercial, agricultural, and power utility applications ♦ More efficient for direct illumination than diffused light

Terrestrial  Concentrator Solar  Cells   – History & Roadmap  EMCORE Solar Cell Technology – Performance at 500x  45% 40% 42.5% 37.5% 35% 32.5% 30% 2005 2006 2007 2008 P 2010 P 33.0% 36.0% 39.0% 43.0% 45.0% 2nd  Generation (IMM2) Inverted  Meta-Morphic IMM 3rd Generation Concentrator  Triple  Junction (CTJ3) 2nd Generation Concentrator Triple Junction (CTJ2) Concentrator  Triple Junction (CTJ) Year Developed

EMCORE PROPRIETARY INFORMATION
CPV Market and Emcore Strategy
Market
▪ “Sweet spots” for CPV products are geographic areas with high level of Direct Normal
 Irradiance (DNI), such as Spain, Italy, Australia, UAE, and US Southwestern states.
▪ Over 20 pilot installations worldwide, of which 2-3 projects are over 1MW.
▪ A increasing number of developers, owner/operators, banks, and investors are beginning to view CPV as the most competitive solution in certain markets.
▪ Although the uncertainties on Investment Tax Credit (ITC) in the US and new Feed In
 Tariffs (FIT) in Spain several months ago resulted in a slowdown in new solar technology adoption, recently approved extensions of these policies should result in an acceleration of CPV adoption and installation in these markets.
▪ Due to the emerging nature of CPV, investors are validating the power production economics through pilot installations in a variety of geographic markets.
Strategy
▪ Utilize the current product (Gen-II) to develop market acceptance,
▪ Team up with strategic partners for international market penetration,
▪ Accelerate the development and production of the next-Gen (Gen-III) low-cost system for large-volume deployment. Gen-III’s hardware cost target is $1.75/Watt and is scheduled for commercial launch in the second half of 2009.

EMCORE PROPRIETARY INFORMATION
Terrestrial CPV Components
▪ Achieved >40% efficient (under 1000x) solar cells from triple-junction design.
▪ Shipping minimum average 38% efficient CPV cells.
▪ Three Albuquerque receiver lines fully operational with China close to launch.
▪ Demonstrated record performance from the IMM design, project CPV efficiency of 42-45%, targeted to be in production in 2009.
▪ Providing standard and custom form factors to over 20 CPV customers.
▪ June backlog for CPV components totaled $52.5M from a diverse customer base, of which $33M is scheduled to ship in FY09.

EMCORE PROPRIETARY INFORMATION
2004
December 2006
November 2007
Gen I: 10kW
Gen II: 25kW
Four cell prototype
May 2008
Commercial Deployment
▪ 25kW Array Performance in Albuquerque, NM
0
5
10
15
20
25
30
7:30
9:30
11:30
13:30
15:30
17:30
Time of Day
CPV System Milestones
▪ Performance
 ▪ Performance at or above the
 design target. Overall system
 efficiency ~28%
▪ System Certification
 ▪ CE and UL certified
 ▪ IEC certification expected by
 November 2008

EMCORE PROPRIETARY INFORMATION
Terrestrial CPV Systems
▪ Spain
 ▪ Extremadura (0.85MW in 2008)
 ▪  Completed construction and connected to the power grid in September 2008
 ▪ ISFOC (0.3MW in 2008)
 ▪  Shipped all modules, construction and connection to complete by December
 ▪ SolarIG (0.1MW in 2008)
 ▪ 100-kW pilot modules shipped and installation scheduled to complete by end of November
▪ United States
 ▪ SunPeak Solar
 ▪  Jointly bidding on a number of US utility projects, short listed on a SoCal utility project (115
 MW). Award is expected to be announced by the end of CY2008.
 ▪ A Strategic Partner
 ▪  Jointly bidding on a utility project in Southwest (50-80MW), short list will be announced by the end of November.
 ▪ A number of projects under development with various financial partners
▪ Other Countries
 ▪ Many projects in Korea, Canada, China, India, Italy, and UAE are under development.

Cells Receivers Modules Arrays System Turn-Key    Installer Owner /     Operator Strategic Partnership Opportunities EMCORE Partners ▪                                Perfect synergy on CPV value chain ▪           EMCORE to develop CPV products ▪           High-performance and low cost ▪           EMCORE/Partner to manufacture CPV  systems w/ leverage from the Partner ▪                      Greater purchasing power ▪           International operations ▪           Jointly develop markets through pilot installations in multiple countries ▪                      Long Term supply agreement on CPV systems

EMCORE PROPRIETARY INFORMATION
Video Services and “Triple Play” Bandwidth are Driving the Market
Telcos	Services	MSOs
1Mb/s (DSL) going to 50 Mb/s (FiOS)	High-speed Internet	2Mb/s going to 50Mb/s (DOCSIS3.0)
25 channels going to 200	HD-TV Channels	25 channels going to 200 channels
FIOS and U-Verse	Major CAPEX	DOCSIS3.0 and Switched Video
Source: Verizon
Broadband Market Drivers

EMCORE PROPRIETARY INFORMATION
1550nm Transmitters,
Video Receivers,
PON Transceivers,
EDFA’s
RF Satellite Links
Tx/Rx/Delay Lines,
FOG’s, THz, Lithium
Niobate Devices
Analog Video,
HDTV/DTV Video, Mobile
Video and
IP Transport
CATV Transmitters &
Receivers, Subassembly
Boards, Lasers,
Photodiodes
SPECIALTY
VIDEO
FTTx
CATV
Broadband Products

EMCORE PROPRIETARY INFORMATION
Broadband Business
▪ We are a leading provider of Broadband Components and Systems
 ▪ Consolidated technology, IP, product portfolio & CATV customer base
▪ Positioned as “Arms Merchant” to MSO and Telecom for broadband buildout to offer “triple play” services
 ▪ Major supplier to equipment OEMs serving multi-service operators (MSO’s)
 • ~80% share of the non-captive market in the US
 ▪ Emerging supplier of FTTP components
 • One of the two qualified B-PON transceiver suppliers to Verizon, and gaining market share
 • Approved vendor to 3 major G-PON transceiver customers
 • Competitive cost through China manufacturing and vertical integration
▪ Market Drivers of CATV Business
 ▪ Upgrade HFC network to 1 GHz to offer more value-added premium services
 ▪ Build new networks to businesses to offer commercial services
 ▪ Strong overseas market demand in Eastern Europe, Russia, India, China, etc
▪ Penetrated into the high growth video transport and IPTV markets

EMCORE PROPRIETARY INFORMATION
● 2.5 & 5Gb/s per ch parallel
 Optic Tx / Rx in SNAP-12
● 4-lane parallel TxRx OMC
● TxRx-based optical cable
● 10 Gb/s VCSELs & PDs
● 10Gb/s DFB & PDs
● GPON TO Cans
● 1-10 Gb/s TOSA/ROSA
● Full C&L-Band Tunable
 Lasers, ITLAs, & trspdrs
● 300-pin Transponders,
● 80-km XFP
Components
LAN / SAN
Parallel Optics
Telecom Transport
Telecom / Datacom Products
● Xenpak/X2 LX4, CX4, LR,
 SR, ER TxRxs
● 1/2/4 Gb/s SFF/SFP TxRx
● SFP+ and XFP TxRxs

EMCORE PROPRIETARY INFORMATION
Enhanced Fiber Optics Positioning
▪ RHK viewed Intel as one of the most diverse supplier of Optical modules
▪ Acquisition of Intel’s OPD moves EMCORE into a leading industry position
“EMCORE has proven it
can grow its business
through selective
product offerings in
optical components. Its
acquisition of much of
Intel's OPD is another
example. Clearly
EMCORE was interested
in entering the full-band
tunable transponder
market. It acquired good
technology from Intel
that can bring in revenue
today” - Ovum RHK
Emcore

EMCORE PROPRIETARY INFORMATION
Intel’s Asset Acquisition
▪ Strengthens EMCORE’s competitive position in Telecom, LAN, SAN, and high-performance computing
▪ Strong synergy with EMCORE’s infrastructure and products
 ▪ Combined with internal laser and photodetector capability, EMCORE will be one of the few vertically integrated telecom fiber optics module suppliers.
 ▪ Ability to amortize existing fab and contract manufacturer infrastructure costs to improve gross margin.
▪ Status of integration
 ▪ Transition services completed in August,
 ▪ Both the Telecom and Enterprise businesses are fully integrated,
 ▪ Customers are happy with the smooth transition and more dedicated service from
 EMCORE,
 ▪ Consolidation synergy and financial benefits are being recognized.

EMCORE PROPRIETARY INFORMATION
Recent Developments
▪ Strategic Partner
 ▪ An agreement (MOU) was signed in August with an international conglomerate to jointly develop solar power projects in the US and internationally.
▪ A Joint Bid with the Partner on a 50-80MW Project
 ▪ Submitted in October, short list for this project with a Southwestern utility company in the US will be announced by the end of November.
▪ A $25M Line of Credit with Bank of America Was Established
 ▪ Closed in September, this credit facility will assist with the need of working capital for solar business.
▪ A $27M Industry Revenue Bond (IRB) Was Granted by City of Albuquerque
 ▪ Signed in October, this IRB will be utilized to offset the tax liability for new investment in our solar business in Albuquerque.

November 3, 2008

EMCORE Corporation
AeA Financial Conference
November 3-4, 2008 - San Diego, CA
Hong Q. Hou, Chief Executive Officer
John M. Markovich, Chief Financial Officer
Reuben F. Richards, Jr., Executive Chairman